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VIA ELECTRONIC FILING

Cynthia T. Brown
Chief, Section of Administration
Office of Procedures
Surface Transportation Board
395 E Street, S.W.
Washington, D.C. 20423-0001

Re:	STB Docket FD 36004 – Canadian Pacific Railway, Ltd. – Petition for Expedited Declaratory Order
Dear Ms. Brown:
Attached for electronic filing in the above-referenced docket is Norfolk Southern Railway Company’s Reply to Canadian Pacific Railway Limited’s Petition for Expedited Declaratory Order.
Thank you for your assistance.
Respectfully,

____/s/ David L. Meyer_____
David L. Meyer
Attachment

BEFORE THE
SURFACE TRANSPORTATION BOARD

______________________

FINANCE DOCKET NO. 36004
______________________

CANADIAN PACIFIC RAILWAY LTD. -- PETITION FOR
EXPEDITED DECLARATORY ORDER
______________________
REPLY OF NORFOLK SOUTHERN RAILWAY COMPANY

James A. Hixon John M. Scheib Norfolk Southern Railway Company Three Commercial Place Norfolk, VA 23510	David L. Meyer Marcie Wells Brimer Morrison & Foerster LLP 2000 Pennsylvania Avenue, N.W. Suite 6000 Washington, D.C. 20006
Attorneys for Norfolk Southern Railway Company

Dated: April 8, 2016

BEFORE THE
SURFACE TRANSPORTATION BOARD
________________________
FINANCE DOCKET NO 36004
________________________
CANADIAN PACIFIC RAILWAY LTD. -- PETITION FOR EXPEDITED DECLARATORY ORDER
________________________

REPLY OF NORFOLK SOUTHERN RAILWAY COMPANY

Norfolk Southern Railway Company (“Norfolk Southern” or “NS”) welcomes the Petition for Declaratory Order filed by Canadian Pacific Railway Ltd. (“CPRL”) relating to the voting trust structure it proposes to use in connection with its unsolicited effort to acquire a controlling interest in Norfolk Southern. In light of the Board’s untested 2001 Major Merger Rules and public uncertainty over the legality of CPRL’s proposed voting trust structure thereunder, the Surface Transportation Board (“Board” or “STB”) should fully and promptly address this aspect of the regulatory uncertainty surrounding CPRL’s proposed acquisition of Norfolk Southern.
The Board’s ruling on CPRL’s Petition will be an important part of the evaluation of the proposed CPRL transaction by our shareholders. Norfolk Southern is submitting this Reply with Exhibits solely to ensure that the factual record upon which the Board considers CPRL’s Petition is complete and accurately reflects the proposed voting trust structure that CPRL has repeatedly described to Norfolk Southern shareholders and the public.
CPRL first described its proposed voting trust structure in detail in public remarks during the winter of 2015. See CP Investor Call, Tr. (Dec. 8, 2015) (Exh. A hereto); CP Investor Call,

Tr. (Dec. 16, 2015) (Exh. B hereto); PowerPoint Presentation, CP Addresses Investors (Dec. 16, 2015) (Exh. C hereto). Since then, CPRL has maintained that it has “no doubt” that its proposed voting trust structure would be approved by the Board. See CP Investor Call, Tr. at 16 (Dec. 16, 2015) (Exh. B) (remarks of Paul Guthrie). In contrast, Norfolk Southern publicly has expressed concern that CPRL’s proposed voting trust structure could not be approved under the STB’s governing regulations and precedent. As such, in December 2015, Norfolk Southern publicly suggested that CPRL could file a petition for declaratory order regarding its proposed voting trust structure. See NS Press Release (Dec. 15, 2015) (Exh. D hereto) (“If Canadian Pacific is confident that its proposed voting trust structure would satisfy the twin legal tests – avoiding premature control and furthering the public interest – Canadian Pacific can seek a declaratory order to that effect from the STB”). Consistent with this position, Norfolk Southern supports a Board ruling on whether CPRL’s proposed voting trust structure would result in unlawful premature control. See Pet. at 2.1
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1    In addition, Norfolk Southern observes that CPRL specifically has asked the Board not to address whether its proposed voting trust structure “would be consistent with the public interest.” Pet. at 12. Under the Board’s 2001 Major Merger Rules, CPRL cannot implement a voting trust unless the trust first has been found by the Board to both avoid premature common control and be consistent with the public interest. See 49 C.F.R. § 1180.4(b)(4)(iv). Of course, the public interest inquiry would not be relevant if the Board were to rule that the voting trust structure CPRL has touted publicly would violate the prohibition against premature control. If the Board were to decide otherwise, the Board would have to address the public interest test to fully resolve the significant uncertainty faced by Norfolk Southern shareholders and other interested parties concerning the legality of that trust structure. Post-ruling uncertainty and ambiguity is not in the best interests of our shareholders or the broader public. Accordingly, if the Board does not conclude that CPRL’s proposed voting trust structure would result in unlawful premature control, Norfolk Southern urges the Board to address whether that structure would be consistent with the public interest.

Although CPRL claims that it would be “premature” to assess whether its proposed voting trust structure would be in the public interest, see Pet. at 12, CPRL’s public statements have provided sufficient detail for the Board to assess whether that structure would be consistent with the public interest in at least one salient, and likely dispositive, respect: i.e., whether the significant changes in Norfolk Southern’s management and operations contemplated by CPRL under its voting trust structure prior to any Board ruling authorizing the CP-NS transaction would render those changes a virtual fait accompli that deprives the Board and interested parties of an opportunity to address the public interest implications of those changes when the Board ultimately reviews the proposed transaction itself.

Finally, Norfolk Southern urges the Board to rule promptly on CPRL’s Petition to ensure that Norfolk Southern’s shareholders have timely information upon which to base upcoming decisions. CPRL is actively soliciting the support of Norfolk Southern shareholders for a resolution that would call upon Norfolk Southern’s Board of Directors to “promptly engage in good faith discussions with [CPRL] regarding a business combination transaction involving Canadian Pacific . . . .” CPRL Schedule 14A, Definitive Proxy Statement (Mar. 29, 2016) (Exh. E hereto). Norfolk Southern shareholders will vote on this resolution in the days and weeks leading up to Norfolk Southern’s annual meeting, which will be held on May 12, 2016. Since the winter of 2015, CPRL’s proposed voting trust structure has been the centerpiece of its plan to acquire Norfolk Southern, as CPRL intends to use that trust to take immediate “outright” control of Norfolk Southern, install Hunter Harrison as Norfolk Southern’s CEO, and implement “pre-merger” operational improvements at Norfolk Southern. As such, Norfolk Southern shareholders need to fully understand the Board’s views concerning the legality of CPRL’s proposed voting trust structure before they cast their votes on CPRL’s resolution. Therefore, Norfolk Southern requests that, if at all possible, the Board serve its decision in this proceeding prior to May 12, 2016, although Norfolk Southern acknowledges that CPRL’s delay in filing the Petition has left the Board with little time to render a decision.
The salient aspects of CPRL’s proposed voting trust structure are straightforward. CPRL would form a new holding company (“CP-NS HoldCo”), place 100% of its stake in its current rail carrier subsidiaries (“CP”) into a voting trust, and acquire 100% control of Norfolk Southern “outright.” See CP Investor Call, Tr. at 4-5 (Dec. 16, 2015) (Exh. B) (remarks of Bill Ackman); Pet. at 2. CP’s current President, Keith Creel, would become CP’s CEO while in trust, as preordained by CPRL. See id. at 22 (“Keith is our designee CEO; Hunter has only got a year and a half left on his contract anyway, so we are obviously preparing for that business to be run without Hunter”); Pet. at 9 (“This continuity provides stockholders comfort that CP will continue on its trajectory . . . .”). Meanwhile, as also preordained by CPRL and at the direction of CP-NS HoldCo, CP’s current CEO, Hunter Harrison, would sever ties with CP and become NS’s CEO. See CP Investor Call, Tr. at 4 (Dec. 16, 2015) (Exh. B). An unspecified cadre of additional “CP executives” would join Mr. Harrison to form Norfolk Southern’s new senior management team. Pet. at 2 n.3. CPRL refers to this stage of its proposed acquisition as the “Management Change Transaction.” See CP Investor Call, Tr. at 4 (Dec. 16, 2015) (Exh. B). An illustration of the Management Change Transaction from CP’s December 16, 2015 investor presentation is reproduced as Figure 1 below.
FIGURE 1

In short, CPRL proposes to divide its executive team and assign senior CP executives, who have worked together to devise the proposed acquisition of NS, to serve as senior executives managing both CP and NS during the pendency of the voting trust and prior to the Board’s review of the CP-NS merger. See CP Investor Call, Tr. at 9 (Dec. 8, 2015) (Exh. A) (remarks of Bill Ackman, a director and major shareholder of CPRL). Mr. Harrison has emphasized publicly that his plan to acquire NS hinges on CPRL “having the players, which includes me, to run both organizations.” Fred W. Frailey, Will He or Won’t He Challenge NS?, TRAINS MAGAZINE (Feb. 4, 2016) (Exh. F hereto) (emphasis added). See also CP Investor Call, Tr. at 21 (Dec. 16, 2015) (remarks of Bill Ackman) (“[H]ow can BNSF put in a competitive offer to that? Is Buffett going to agree to put BNSF into trust? Who is going to leave BNSF to go run NS waiting for an approval? I can’t see Mr. Buffett doing that.”). As such, during the pendency of the voting trust, both CP and NS would be pursuing the paths charted in advance for them by CPRL: “Hunter would become CEO of NS, Keith would run CP and we’d follow the path as I described before.” CP Investor Call, Tr. at 9 (Dec. 8, 2015) (Exh. A) (remarks of Bill Ackman).
CPRL has shared publicly the specific path charted for Norfolk Southern under Mr. Harrison’s leadership. See CP Investor Call, Tr. at 5 (Dec. 8, 2015) (Exh. A) (remarks of Paul Guthrie). As noted above, CPRL’s public statements demonstrate that the driving purpose behind its proposed voting trust structure is to allow CPRL to take “outright” control over Norfolk Southern immediately upon the Board’s approval of the trust by installing Mr. Harrison as NS’s CEO. See CP Investor Call, Tr. at 4-6 (Dec. 16, 2015) (Exh. B) (remarks of Bill Ackman) (“in that [management change] transaction we are buying control of the NS railroad . . . contingent only on the closing into a trust”). Once installed as Norfolk Southern’s CEO, Mr. Harrison would make sweeping changes at NS before the CP-NS merger undergoes Board review or receives Board approval. See CP Investor Call, Tr. at 9 (Dec. 8, 2015) (Exh. A) (remarks of Bill Ackman) (“If the trust is approved, Hunter Harrison would immediately join Norfolk Southern Railroad and would run the railroad and start implementing the benefits that we’ve heard about here.”); id. at 5 (remarks of Paul Guthrie) (describing these pre-merger operational benefits to include “improved operational efficiency, asset utilization, service, economic efficiency, fuel consumption, and on competition”). CPRL states in the Petition that “[h]aving the proposed voting trust structure in place during the regulatory approval process would allow Mr. Harrison to apply the precision railroading model at NS . . . .”2 Pet. at 8-9.
It is important to note that CPRL places no limitations on the nature or scope of changes that Mr. Harrison might implement at Norfolk Southern once “outright” control of NS is obtained immediately upon trust approval. For example, Mr. Harrison previously has discussed reducing NS’s locomotive fleet by 35% to 40%, see CP at UBS Industrials and Transportation Conference, Tr. at 12 (Nov. 19, 2015) (Exh. G hereto), greatly reducing NS’s car fleet, see id., and reducing NS’s labor force by one-third, see Bloomberg, Hunter Harrison Interview, Tr. at 2 (Nov. 20, 2015) (Exh. H hereto). Whether these changes or the application of CPRL's vision of “precision scheduled railroading” to the Norfolk Southern system would be good or bad for NS’s shippers, shareholders, and other stakeholders, CPRL has been very clear about its view that the changes would effect a fundamental transformation in such matters as how NS’s system is operated, how many locomotives and cars it has to haul freight, and the configuration of its yards. See CP Press Release (Apr. 7, 2016) (Exh. I hereto) (CP’s “precision railroading
______________________
2    CPRL indicates that it does not wish for the Board to determine in this proceeding (or perhaps ever) whether its planned application of precision railroading to the Norfolk Southern system would be in the public interest. Pet. at 8-9.

philosophy … would transform Norfolk Southern”); CP, Precision Railroading: Using the CP Model to Build a Leading Transcontinental Railway (Apr. 7, 2016) at 1-4 (Exh. J hereto). CPRL estimates that these changes would account for 72% of the benefits related to the CP-NS merger. See PowerPoint Presentation, CP Addresses Investors, at 6 (Dec. 16, 2016) (Exh. C). As hailed by CPRL, these changes, “which represent over 70% of the value we have identified, are not contingent upon final STB approval.” See CP Investor Call, Tr. at 3 (Dec. 16, 2015) (Exh. B) (remarks of Mark Erceg) (emphasis added).
CPRL has characterized its proposed voting trust structure as “a learning lab” that would allow the Board to see how a CP-NS merger would proceed. See CP Investor Call, Tr. at 30 (Dec. 8, 2015) (Exh. A) (remarks of Paul Guthrie). However, this learning lab, in which CPRL would implement and test its CP-NS merger strategy in the real world, would occur before the CP-NS merger undergoes Board review or receives Board approval. See id. Thus, by the time the Board has the opportunity to review the CP-NS merger under its governing regulations, CPRL effectively would have already implemented that merger via its proposed voting trust structure. See id. (“And at that point then, the regulators will have assurances because they will have seen it in the real in the real time.”).
In conclusion, Norfolk Southern submits this Reply with Exhibits solely to ensure a thorough and informed review by the Board of the legality of CPRL’s proposed voting trust structure. In order to address the regulatory uncertainty among NS shareholders and other interested parties, Norfolk Southern requests that the Board rule on whether CPRL’s proposed voting trust structure would result in premature control and also address, to the extent necessary to fully resolve uncertainty concerning the validity of CPRL’s proposed structure, whether use of that structure would be in the public interest. Norfolk Southern requests that, if at all possible, the Board serve its decision prior to May 12, 2016, so that NS shareholders may cast fully informed votes on CPRL’s resolution regarding the CP-NS transaction.

Respectfully submitted,

___/s/ David L. Meyer________________

James A. Hixon John M. Scheib Norfolk Southern Railway Company Three Commercial Place Norfolk, VA 23510	David L. Meyer Marcie Wells Brimer Morrison & Foerster LLP 2000 Pennsylvania Avenue, N.W. Suite 6000 Washington, D.C. 20006
Attorneys for Norfolk Southern Railway Company
Dated: April 8, 2016

CERTIFICATE OF SERVICE
I, Marcie Wells Brimer, certify that on April 8, 2016, a copy of the Norfolk Southern Railway Company’s Reply to Canadian Pacific Railway Limited’s Petition for Expedited Declaratory Order, filed on March 2, 2016, was served by email and by first-class mail, postage prepaid, on all parties of record, as follows:

Sandra L. Brown
Thompson Hine LLP
1919 M Street, N.W.
Suite 700
Washington, DC 20036
Linda Bauer Darr
50 F Street, N.W.
Suite 7020
Washington, DC 20001
Erika A. Diehl-Gibbons
Smart - Transportation Division
24950 Country Club Boulevard
Suite 340
North Olmsted, OH 44070
Mary M. Dillon
Ellis & Winters LLP
4131 Parklake Avenue
Suite 400
Raleigh, NC 27612
David Dorfman
Headquarters Military Surface Deployment And Distribution Command ATTN: Transportation Engineering Agency (Sdte-Sa)
1 Soldier Way
Scott Afb, IL 62225
Richard S. Edelman
Mooney, Green, Saindon, Murphy and Welch, PC
1920 L Street, N.W. Suite 400
Washington, DC 20036

John E. Fenton
Patriot Rail
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Jacksonville, FL 32246
Dennis Lane
Stinson Leonard Street, LLP
1775 Pennsylvania Avenue, N.W.
Suite 800
Washington, DC 20006
Michael F. Mcbride
Van Ness Feldman, LLP
1050 Thomas Jefferson Street, N.W.
7th Floor
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David F. Rifkind
Stinson Leonard Street
1775 Pennsylvania Avenue N.W.
Suite 800
Washington, DC 20006
Robert A. Scardelletti
Trans. Comm. Int'l Union
3 Research Place
Rockville, MD 20850
Peter J. Shudtz
CSX Corporation
1331 Pennsylvania Avenue, N.W.
Suite 560
Washington, DC 20004

Ann Warner
300 New Jersey Avenue, N.W.
Suite 900
Washington, DC 20001
Larry I. Willis
Transportation Trades Department
AFL-CIO
815 16th Street, N.W.
Washington, DC 20006

Michael S. Wolly
Zwerdling Paul Leibig Kahn & Wolly
1025 Connecticut Ave N.W.
Suite 712
Washington, DC 20036
John Previsich
24950 County Club Boulevard
Suite 340
North Olmsted, OH 44070-5333

___/s/ Marcie W. Brimer___________
Marcie Wells Brimer

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